Supplement dated February 2, 2022

to the

Prospectuses dated April 30, 2021

for

Commonwealth Annuity Advantage Variable Annuity

ExecAnnuity Plus 91 and 93 Variable Annuity

Issued By

Commonwealth Annuity and Life Insurance Company

through its
Separate Account VA-K

This Supplement updates certain information in your variable annuity contract (“Contract”) Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Goldman Sachs High Quality Floating Rate Fund

The Board of Trustees (the “Board”) of the Goldman Sachs Variable Insurance Trust (the “Trust”) approved a proposal to liquidate the Goldman Sachs High Quality Floating Rate Fund (“Liquidating Fund”), which will be effective on or about April 27, 2022 (the “Liquidation Date”). In addition, shares of the Liquidating Fund will no longer be available for purchase until April 20, 2022.

Prior to the Liquidation Date, you may transfer any Contract Value allocated to the Liquidating Fund to other available investment options under your Contract. Transfers made prior to the Liquidation Date will not count towards the number of free transfers available under your Contract in a Contract Year.

Until April 20, 2022, the following change will occur:

●	Purchase Payments and Subaccount Transfers. You may continue to make purchase payments and Subaccount transfers to the Liquidating Fund until April 20, 2022. If any portion of your future purchase payment is allocated to the Liquidating Fund after April 20, 2022, you must redirect that allocation to another investment option available under your Contract, subject to applicable any investment restrictions.

●	Program Enrollments. If you do not make any updates to your program enrollment (e.g. Dollar Cost Averaging or Systematic Withdrawal Plan) that includes transfers of Contract Value into or out of the Liquidating Fund, your enrollments will automatically be updated to reflect the Goldman Sachs VIT Government Money Market Fund.

Effective on or about April 27, 2022, the following changes will occur:

●	Contract Value. Any Contract Value invested in the Liquidating Fund will automatically be transferred into the Goldman Sachs VIT Government Money Market Fund. This transfer will not be counted against any limitation on the number of transfers that may be performed.

●	Sub-Account Transfer Rule. During the 60 days after the Liquidation Date, you will be allowed one transfer from the Goldman Sachs VIT Government Money Market Fund that will not count as a transfer toward the limitation of allowable transfers per Contract Year.

Upon completion of the liquidation, all references to the Liquidating Fund are deleted from the Prospectus.

This Supplement Should Be Retained with Your Prospectus for Future Reference.

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